As filed with the Securities and Exchange Commission on December 20, 2002

                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 22, 2002

                            KNOWLEDGEMAX, INC.

           (Exact name of registrant as specified in its charter)

       Delaware                            0-29974               52-2151837
(State of other jurisdiction of    (Commission File Number)   (I.R.S. Employer
      incorporation)                                         Identification No.)


   7900 Westpark Drive, Suite T-300
         McLean, Virginia                                         22102
(Address of principal executive offices)                        (Zip Code)


   Registrant's telephone number, including area code:   (703) 893-1800


        (Former name or former address, if changed since last report)
                               ______________________

                                 KNOWLEDGEMAX, INC.
                                      INDEX

Information to be Included in the Report				Page

Item 2.		Acquisition or Disposition of Assets......................1

Item 5.		Other Events..............................................2

Item 7.		Exhibits..................................................4

Signatures................................................................4

Exhibit Index.............................................................5

Item 2. Acquisition or Disposition of Assets

Disposal of Chalk Media Shares

    On November 22, 2002, Knowledgemax, Inc. (the "Company") entered into a Share Purchase Agreement to sell 10,951,924 common shares of Chalk Media Corp, its entire remaining interest in Chalk Media to 9151 Investments Ltd., for $100,000 US. 9151 Investments is a British Columbia Company established by Grant Sutherland to acquire the Chalk Media shares.

The sale also released the 5,500,000 shares of Knowledgemax, Inc. stock, owned by Grant Sutherland and James
Speros shares, which were held in escrow.

    The Company received the funds and fully expended all of the proceeds to satisfy current debts and obligations. The
Company continues to seek additional financing to fund its debts and obligations.

    The Board of Directors of the Company unanimously approved the sale of the Chalk shares.

BACKGROUND

    To facilitate the satisfaction of a closing condition of the Merger Agreement by and between Knowledgemax, Inc. (formerly Sideware, Systems, Inc or "Sideware") and Knowledgemax Learning Corp. ("Old Knowledgemax") to raise a minimum of $2,000,000 (US) through the disposition of some or all of its interest in The Chalk Group, on March 27, 2002, Sideware Systems Inc. entered into a series of agreements in order to facilitate the sale of its interest in The Chalk Group to a group of investors including Grant Sutherland, a former director and Sideware's largest stockholder. These agreements were as follows:

    Sideware exercised its right to acquire 200,000 common shares of Chalk.com Network (Holding) Corporation ("Chalk.com"), the parent company of The Chalk Group, in accordance with and subject to the provisions of Sideware's Special Warrant
Certificate. This increased Sideware's ownership in Chalk.com to 21,925,050 common shares.

    In March 2002, the Company established a wholly owned subsidiary, SYD Enterprises Ltd. ("SYD"). The Company exchanged its ownership interest in Chalk.Com, consisting of 21,925,050 common shares, for all the common shares of SYD.

    In March 2002, Chalk.Com established Chalk Media Corp. as the new parent company for Chalk.Com and its wholly owned subsidiaries. SYD then exchanged all of its ownership in Chalk.Com for an equal number of common shares of Chalk Media plus an additional 500,000 non-transferable share purchase warrants which entitle SYD to purchase one Chalk Media common share for $0.25 up to July 20, 2003.

    In March 2002, Chalk Media received $301,026 from a Company shareholder and former director in exchange for common shares of Chalk Media to be determined at a later date. These funds were used, pursuant to a share repurchase agreement, to repurchase 3,300,000 common shares of Chalk Media at a price of $0.09122 per share from SYD. Under the terms of the repurchase agreement, Chalk Media has the option to repurchase any or all of the remaining 18,625,050 Chalk Media common shares from SYD at a price of $0.09122 per share until July 31, 2002.

    On May 8, 2002, the Company entered into a Waiver
Agreement, which provided for the additional funding and sale of SYD's holdings in Chalk Media, and for the closing of the proposed merger of the Company and Old Knowledgemax.

    In connection with the closing of the merger, on May 8, 2002, Chalk Media received $250,000 to purchase 2,740,627 common shares of Chalk Media at a price of $0.09122 per share from SYD.

    Further, in connection with the closing of the merger, Chalk Media effected the repurchase of an additional 4,933,129 of its common shares by placing in escrow an additional $450,000, such funds to be released from escrow to New KnowledgeMax within two business days following the closing of the merger. After giving effect to this repurchase, New KnowledgeMax continues to own 10,951,294 common shares of Chalk Media stock, representing a fully diluted ownership interest of 27.60%. Simultaneously, Messrs. Speros and Sutherland have deposited into escrow an aggregate of 5,500,000 shares of New KnowledgeMax common stock.

    Chalk Media maintained the right to repurchase the remaining shares of Chalk Media common stock held by New
KnowledgeMax for $0.09122 per common share until July 31, 2002.

    The Company entered into an agreement with Grant
Southerland to sell the remaining assets of Chalk. With the completion of the last remaining shares of Chalk concluded, the Company has completed all obligations toward that agreement and all liabilities from Southerland and Johnson.

Item 5. Other Events

PRELIMINARY RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 2002

    At the current time, the Company is working with its outside auditors to complete the review of the financial statements for the quarter ended June 30, 2002, as noted in the Form 10-Q filed on September 23, 2002, and the quarter ended
September 30, 2002.

    Management's estimate of the net loss for the three months and nine months ended September 30, 2002 is approximately
$960,000, and $3,000,000, respectively.

    The Company has experienced continuing operating losses and negative cash flows from operations since its inception, has working capital and stockholders' deficiencies and has been unable to repay certain obligations when due.

    The Company is currently in default of some of its debt agreements and does not have sufficient liquidity to pay all of its current debts. Debt holders include employees, management, venders, suppliers and various financial organizations.

    While the debt holders have not initiated default proceedings as of the date of this filing, they have the right and ability to proceed with all rights and remedies available under the debt agreements, including but not limited to attachment of Company assets, including cash balances, accounts receivable and fixed assets.

    The Company is negotiating with its debt holders and vendors, and is working with employees to pay past salaries with available funds or to negotiate a conversion to equity provided the employee qualifies under SEC rules and regulations. The Company is also negotiating and working with new funding sources and potential investors to raise capital to improve operations and reduce debt. The Company is also considering various strategies to sell or merge the Company.

    As of September 30, 2002, the Company held $26,620 in cash and cash equivalents compared to $80,633 at December 31, 2001. Working capital (defined as current assets less current liabilities) at September 30, 2002 was a deficit of $2,900,941 compared to a deficit of $1,199,804 at December 31, 2001. The decrease in working capital is attributable to the Company's substantial debt, including increased balances due to vendors and employees.

    As of September 30, 2002, the Company had receivables of approximately $180,000.

    The Company is focusing efforts to raise capital through debt instruments or equity funding to continue to fund its operations and satisfy its obligations; however, there can be no assurances that these efforts will be successful.

    In the event sufficient additional funding is not received, the Company may cease operations immediately, and/or be forced to pursue other alternatives, which could include the sale of assets, bankruptcy or liquidation.

INCREASE IN LINE OF CREDIT

    On December 11, 2002, the Company executed an agreement with Crosshill Georgetown Capital Partners to increase its line of credit from $800,000 to $1,000,000 (at the same interest rate of 10%) and to extend the credit line due date from January 31, 2003 until June 30, 2003. The Company used an additional $100,000 of funds available under the line bringing the outstanding principal balance to $900,000. The Company is required to raise additional capital in order to extend the credit line further. The line was previously secured under a junior security agreement by all of the assets of the Company.

    The agreement also calls for the issuance of up to 15,000,000 warrants to purchase the Company's common stock at $0.01 (one cent) per share that will replace the previous warrant amounts, terms and conditions. In the event the line is not repaid on the due date of June 30, 2003, an additional 500,000 warrants per month (a reduction of 200,000 warrants from the previous agreement) are due at the average of the previous 5 days trading price.

NOTIFICATION OF TERMINATION OF REPRESENTATION BY ATTORNEYS

    On November 22, 2002, the Company received notification from the law firm Cooley Godward LLP, terminating their representation of the Company. The Company is pursuing other legal counsel.

Item 7.  Exhibits

(c)         EXHIBITS.

3.3      Share Purchase Agreement Dated November 22, 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                KNOWLEDGEMAX, INC.
                                (Registrant)

Dated: December 20, 2002        By: /s/ E. Linwood Pearce
                                --------------------------
                                E. Linwood Pearce
                                Chairman and Chief Executive Officer

Exhibit Index

3.3   Share Purchase Agreement Dated November 22, 2002

THIS SHARE PURCHASE AGREEMENT is dated the 22nd day of November, 2002,

BETWEEN:

            KNOWLEDGEMAX, INC., (formerly Sideware
            Systems Inc.) a corporation validly
            subsisting under the laws of Delaware and having an office at 7900 Westpark Drive, Suite T-300, McLean, Virginia 22102

                                             ("Knowledgemax")

AND:

            KNOWLEDGEMAX LEARNING, INC., (a corporation formed upon the merger of Knowledgemax Inc.
            and KM Acquisition Corp.) a corporation
            validly subsisting under the laws of
            Delaware and having an office at 7900
            Westpark Drive, Suite T-300, McLean,
            Virginia 22102

                                    ("Knowledgemax Learning")

AND:

            SYD ENTERPRISES LTD. a company validly
            subsisting under the laws of British
            Columbia and having an office at 7900
            Westpark Drive, Suite T-300, McLean,
            Virginia 22102

                                               (the "Vendor")

AND:

            CHALK MEDIA CORP., a company validly
            subsisting under the laws of British
            Columbia and having an office at Suite 1600
            - 777 Dunsmuir Street, Vancouver, British
            Columbia V7Y 1K4

                                              ("Chalk Media")

AND:

            GRANT SUTHERLAND businessman of Suite 1600 -
            777 Dunsmuir Street, Vancouver, British
            Columbia V7Y 1K4

                                               ("Sutherland")

AND:

            JIM SPEROS, businessman of 7900 Westpark
            Drive, Suite T-300, McLean, Virginia 22102

                                                   ("Speros")

AND:

            9151 INVESTMENTS LTD., a company validly subsisting under the laws of British
            Columbia and having an office at Suite 1600
            - 777 Dunsmuir Street, Vancouver, British
            Columbia V7Y 1K4

                                            (the "Purchaser")

WHEREAS:


A. The Vendor and Knowledgemax Learning are wholly owned subsidiaries of Knowledgemax; and

B. The Vendor is the legal and beneficial owner of 10,951,924 Common Shares of Chalk Media and by this Agreement is selling those shares to the Purchaser.

            NOW THEREFORE WITNESSETH that in consideration of the premises and of the mutual covenants and agreements set forth herein, the parties hereto covenant and agree as follows:


                                 ARTICLE 1
                       DEFINITIONS AND INTERPRETATION


Definitions

1.01 In this Agreement, including the recitals hereto, the following words and phrases shall have the following meanings:

(a) "Effective Date" means the effective date of this Agreement which shall be the day and year first above written;

(b) "Income Tax Act" means the Income Tax Act (Canada), as amended from time to time;

(c) "Purchased Shares" means the 10,951,294 Chalk Media common shares to be purchased by the Purchaser and sold by the Vendor in accordance with section 2.01;

(d) "Share Repurchase Agreement" means the share repurchase agreement dated March 27, 2002 between Chalk Media,
         Knowledgemax and Knowledgemax Learning;

(e) "Knowledgemax's Bank" means the Bank of America in Baltimore Maryland, Account Number 00393430163; and

(f) "Waiver Agreement" means the waiver agreement dated May 8, 2002 between Knowledgemax, Knowledgemax Learning, SYD, Chalk Media, Sutherland and Speros.


Captions and Section Numbers

1.02 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.


Extended Meanings

1.03 The words "hereof", "herein", "hereunder" and similar expressions used in any clause, paragraph or section of this Agreement shall relate to the whole of this Agreement and not to that clause, paragraph or section only, unless otherwise expressly provided.


Number and Gender

1.04 Whenever the singular or masculine or neuter is used in this Agreement, the same shall be construed to mean the plural or feminine or body corporate where the context of this Agreement or the parties hereto so require.


Section References

1.05 Any reference to a particular "article", "section", "subsection" or other subdivision is to the particular article, section or other subdivision of this Agreement.

Governing Law

1.06 This Agreement and all matters arising hereunder shall be governed by, construed and enforced in accordance with the laws of the Province of British Columbia and all disputes arising under this Agreement shall be referred to the Courts of the Province of British Columbia.


Severability of Clauses

1.07 In the event that any provision of this Agreement or any part thereof is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


Currency

1.08 All sums of money to be paid or calculated pursuant to this Agreement shall be paid or calculated in currency of the United States of America unless otherwise expressly stated.


                             ARTICLE 2
                 PURCHASE AND SALE OF PURCHASED SHARES


Purchase and Sale

2.01 Upon the terms and conditions of this Agreement and effective upon the Effective Date, the Vendor hereby sells and the Purchaser purchases the Purchased Shares free and clear of all liens, charges and encumbrances whatsoever. Concurrently upon execution and delivery of this Agreement, the Vendor shall execute and deliver to the Purchaser a stock power of attorney in the form set out in Schedule "A" attached hereto together with such other documents which may be reasonably requested by the Purchaser or Sutherland to effectively transfer and vest title to the Purchased Shares in the Purchaser.


Purchase Price

2.02 The purchase price payable by the Purchaser to the Vendor for the Purchased Shares shall be US$100,000 in the aggregate. The purchase price shall be paid in full by the Purchaser upon execution and delivery of the documents set out in section 2.01 above and shall be paid by wire transferring funds to Knowledgemax's Bank. Sutherland hereby personally guarantees payment by the Purchaser to the Vendor of the US$100,000 purchase price payable for the Purchased Shares.

Direction to Pay

2.03 SYD irrevocably authorizes and directs the Purchaser to pay the amount of US$100,000 to Knowledgemax's Bank, representing the purchase price of the Purchased Shares.


                               ARTICLE 3
         REPRESENTATIONS AND WARRANTIES OF THE VENDOR AND KNOWLEDGEMAX


Representations and Warranties

3.01 The Vendor and Knowledgemax hereby represent and warrant to the Purchaser and Sutherland, with the intent that the Purchaser and Sutherland shall rely thereon in entering into this Agreement and in concluding the transactions contemplated hereby, that:

(a) the Vendor is a corporation duly continued, validly subsisting and in good standing under the laws of British Columbia;

(b) each of Knowledgemax and Knowledgemax Learning are corporations validly subsisting under the laws of Delaware;

(c) the Vendor is both the legal and beneficial owner of the Purchased Shares;

(d) there is no claim or litigation pending or threatened with respect to the Purchased Shares;

(e) the transactions contemplated by this Agreement have been duly and validly authorized by all requisite corporate proceedings of the Vendor, Knowledgemax and Knowledgemax
         Learning;

(f) the Vendor is not a non-resident of Canada within the meaning of the Income Tax Act;

(g) the Vendor has good and marketable title to the Purchased Shares, free and clear of any mortgage, pledge, deed of trust, lien, conditional sale agreement, encumbrance, security interest, charge or adverse claim whatsoever, including without limitation any charges or encumbrances in favour of HFS Capital LLC and or any affiliated entities or any charges or encumbrances in favour of Crosshill Georgetown Capital L.P. or any affiliated entities; and

(h) the performance by the Vendor, Knowledgemax and Knowledgemax Learning of this Agreement will not be in violation of any agreement to which the Vendor, Knowledgemax or Knowledgemax Learning is a party and will not give any person, firm or corporation any right to terminate or cancel any agreement or any right enjoyed by the Vendor in relation to the Purchased Shares, nor result in the creation nor imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of any third party upon or against the Purchased Shares.


Survival

3.02        The representations and warranties contained in section
3.01 shall survive the completion of the transactions contemplated by this Agreement and shall continue in full force and effect for the benefit of the Purchaser and Sutherland thereafter, notwithstanding any independent enquiry or investigation by the Purchaser or Sutherland.


Indemnity

3.03 The Vendor and Knowledgemax jointly and severally covenant and agree to indemnify and hold harmless the Purchaser and Sutherland from and against any loss, claims, damages, liability, expenses and costs, arising from any of the representations and warranties set forth in section 3.01 being incorrect or breached.


                              ARTICLE 4
                            MISCELLANEOUS

Consent of Chalk Media

4.01 Chalk Media hereby consents to the Purchaser purchasing the Purchased Shares in accordance with this Agreement and acknowledges that the Purchaser is owned and controlled by Sutherland.


Amendment to Share Repurchase Agreement

4.02 The parties to this Agreement covenant and agree that, concurrently with the execution and delivery of this Agreement, Chalk Media shall have no further rights to repurchase its shares from the Vendor pursuant to the Share Repurchase Agreement.


Termination of the Waiver Agreement

4.03 The parties to this Agreement covenant and agree that, concurrently with the execution and deliver of this Agreement, the Waiver Agreement shall be cancelled and terminated and of no further force or effect.


Release

4.04 Concurrently with the execution and delivery of this Agreement, all of the parties to this Agreement will execute and deliver to each of the other parties to this Agreement a release in the form set out in Schedule "B" attached hereto.

Return of Knowledgemax Shares to Sutherland and Speros

4.05 The parties to this Agreement acknowledge that the shares of Knowledgemax delivered by Sutherland and Speros to Dale
W. Wilcox, a Law Corporation "in trust" will be returned to each of them.

Consent of Crosshill Georgetown Capital L.P.

4.06 Concurrently with the execution and delivery of this Agreement, Knowledgemax and the Vendor shall cause Crosshill Georgetown Capital L.P. to deliver to the Purchaser and Sutherland a Consent Form in the form attached to this Agreement as Schedule "C" pursuant to which Crosshill Georgetown Capital L.P. consents to the purchase by the Purchaser of the Purchased Shares, confirms that the Purchased Shares are released from any charge or encumbrance whatsoever in favour of Crosshill Georgetown Capital L.P. and confirms that Crosshill Georgetown Capital L.P. has no claim to or interest in the Purchased Shares.


Removal of Share Certificate Legends

4.07 Concurrently with the execution and delivery of this Agreement, Knowledgemax and the Vendor shall cause ComputerShare Trust Company to remove the US legends from the following share certificates representing the following shares of Knowledgemax owned by Sutherland:

(a)      Share Certificate Number 4214 representing 1,000,000
           common shares;
(b)      Share Certificate Number 4642 representing 750,000
           common shares;
(c)      Share Certificate Number 3698 representing 60,000
           common shares.


Final Resolution of Matters

4.08 This Agreement constitutes full and final resolution of any and all liabilities, balances, fees, charges, by and between all of the parties to this Agreement.


                              ARTICLE 5
                         GENERAL PROVISIONS


Time of Essence

5.01 Time is hereby expressly made of the essence of this Agreement with respect to the performance by the parties of their respective obligations under this Agreement.

Binding Effect

5.02 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.


Further Assurances

5.03 Each of the parties hereto hereby covenants and agrees to execute such further and other documents and instruments and do such further and other things as may be necessary or desirable to implement and carry out the intent of this Agreement.


Amendments

5.04 No amendment to this Agreement shall be valid unless it is evidenced by a written agreement executed by all of the parties hereto.


Execution in Counterparts

5.05 This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had all signed the same document. All counterparts shall be construed together and shall constitute one and the same original agreement.


         IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first above written.


KNOWLEDGEMAX, INC.



Per:
-----------------------------
	Authorized Signatory

KNOWLEDGEMAX LEARNING, INC.



Per:
-----------------------------
	Authorized Signatory


SYD ENTERPRISES LTD.



Per:
-----------------------------
	Authorized Signatory


CHALK MEDIA CORP.



Per:
-----------------------------
	Authorized Signatory



-----------------------------
GRANT SUTHERLAND




-----------------------------
JIM SPEROS


9151 INVESTMENTS LTD.



Per:
-----------------------------
	Authorized Signatory

                             Schedule "A"

                POWER OF ATTORNEY TO TRANSFER SHARES

FOR VALUE RECEIVED the undersigned, SYD ENTERPRISES LTD. hereby sells, assigns and transfers unto 9151 INVESTMENTS LTD. of Suite 1600 - 777 Dunsmuir Street, Vancouver, British Columbia, Canada V7Y 1K4 10,951,294 Common Shares without par value in the capital of CHALK MEDIA CORP. standing in the name of the undersigned on the books of the said CHALK MEDIA CORP. represented by share certificate number 12 and hereby irrevocably constitutes and appoints GRANT SUTHERLAND the attorney of the undersigned to transfer the said shares on the books of the said CHALK MEDIA CORP. with full power of substitution in the premises.

DATED at McLean, Virginia this ______ day of November, 2002.


SYD ENTERPRISES LTD.

Per:
-----------------------------
	Authorized Signatory

                              Schedule "B"

                            MUTUAL RELEASE

This RELEASE AGREEMENT is entered into the 22nd day of November, 2002.

BETWEEN:

            KNOWLEDGEMAX INC., (formerly Sideware
            Systems Inc.) a corporation validly
            subsisting under the laws of Delaware and having an office at 7900 Westpark Drive, Suite T-300, McLean, Virginia 22102

AND:

            KNOWLEDGEMAX LEARNING INC., (a corporation formed upon the merger of Knowledgemax Inc.
            and KM Acquisition Corp.) a corporation
            validly subsisting under the laws of
            Delaware and having an office at 7900
            Westpark Drive, Suite T-300, McLean,
            Virginia 22102

AND:

            SYD ENTERPRISES LTD. a company validly
            subsisting under the laws of British
            Columbia and having an office at 7900
            Westpark Drive, Suite T-300, McLean,
            Virginia 22102

AND:

            CHALK MEDIA CORP., a company validly
            subsisting under the laws of British
            Columbia and having an office at Suite 1620
            - 777 Dunsmuir Street, Vancouver, British
            Columbia V7Y 1K4

AND:

            GRANT SUTHERLAND businessman of Suite 1600 -
            777 Dunsmuir Street, Vancouver, British
            Columbia V7Y 1K4


AND:

           JIM SPEROS, businessman of 7900 Westpark
           Drive, Suite T-300, McLean, Virginia 22102

AND:

            9151 INVESTMENTS LTD., a company validly subsisting under the laws of British
            Columbia and having an office at Suite 1620
            - 777 Dunsmuir Street, Vancouver, British
            Columbia V7Y 1K4


IN CONSIDERATION of the covenants and agreements set out in the Share Purchase Agreement dated November 22, 2002 and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties of this Mutual Release), the parties hereto agree as follows:

1. Each of the undersigned for themselves and their successors and assigns and each of them, DOES HEREBY REMISE, RELEASE AND FOREVER DISCHARGE all the parties to this Mutual Release as well as their subsidiaries, affiliates, successors and assigns, as well as their past and present employees, servants, officers, directors, agents and their heirs, executors, administrators, and assigns and each of them, of and from any and all actions, causes of action, claims, suits, debts, contracts, demands, bonds, damages, interest, costs, expenses and compensation of whatsoever kind and howsoever arising, whether known or unknown, which any party to this Mutual Release now has or at any time hereafter can, shall or may have for or by reason of or arising out of any cause, act, contract, deed matter, thing or omission, to the date of this Mutual Release.

2.    It is expressly understood and agreed that this Mutual
Release shall not be construed as an admission of liability by any of the parties hereto with respect to any claim of any party.

3. Each of the undersigned hereby represent and warrant that they have not heretofore assigned or transferred, or purported to assign or transfer, to any other person or entity, all or any part of or any interest in any claim, contention, demand, cause of action, obligation or liability of any nature, character or description whatsoever, which is or which purports to be released or discharged hereunder.

4. Each of the undersigned hereby represent, warrant and agree that, in executing and delivering this Mutual Release, they are not relying, and have not relied, upon any representation, promise or statement made by anyone which is not recited or embodied in this Mutual Release. The undersigned understand, agree and expressly assume the risk that any fact not recited or embodied in this Mutual Release hereafter may turn out to be other than, different from or contrary to the facts now known to such party or believed by such party to be true, and further agree that this Mutual Release shall be effective in all respects notwithstanding, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

5. This Mutual Release may not be modified, waived or changed in any manner with respect to any of the parties hereto except in writing signed by each of the undersigned and such party. This Mutual Release may be executed in identical counterparts, each of which shall constitute an original as though executed by each of the undersigned.

6. This Mutual Release shall be binding upon and shall inure to the benefit of each of the undersigned and their respective successors, assigns, heirs, attorneys, agents, executors and personal representatives.

7. This Mutual Release shall be governed by and construed in accordance with the laws of the province of British Columbia. Any suit brought hereon, including any and all legal proceedings to enforce this Release shall be brought in the provincial or federal courts sitting in Vancouver, British Columbia, the parties hereto hereby waiving any claim or defense that such forum is not convenient or proper. Each party hereby agrees that any such court shall have in personam jurisdiction over him or it, consents to service of process in any manner authorized by British Columbian law, and agrees that a final judgment in

                                  19
>PAGE>

any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner specified by law.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first set out above.

KNOWLEDGEMAX INC.


Per:
-----------------------------
	Authorized Signatory


KNOWLEDGEMAX LEARNING INC.


Per:
-----------------------------
	Authorized Signatory


SYD ENTERPRISES LTD.


Per:
-----------------------------
	Authorized Signatory


CHALK MEDIA CORP.


Per:
-----------------------------
	Authorized Signatory




-----------------------------
GRANT SUTHERLAND




-----------------------------
JIM SPEROS

9151 INVESTMENTS LTD.


Per:
-----------------------------
	Authorized Signatory

                              Schedule "C"


                              CONSENT FORM

From:           Crosshill Georgetown Capital L.P. (the "Company")

To:             9151 Investments Ltd.

And to:         Grant Sutherland

The Company hereby declares and acknowledges the following:

1. The Company consents to 9151 Investments Ltd., a company owned and controlled by Grant Sutherland, purchasing
        10,951,294 common shares of Chalk Media Corp. (the "Chalk
        Media Shares") which are currently held by SYD
        Enterprises Ltd., a wholly owned subsidiary of Knowledgemax, Inc.

2. The Company hereby releases the Chalk Media Shares from any and all security interests which the Company has or will have at law or otherwise, including without limitation any security interest created pursuant to a Security Agreement relating to the US$800,000 revolving promissory note dated July 29, 2002 among Knowledgemax, Inc and the Company.

3. The Company acknowledges and agrees that upon execution of this Consent Form it will not have any interest, title or ownership in the Chalk Media Shares and further acknowledges and agrees that there is no lien, charge or encumbrance over the Chalk Media Shares in favor of the Company.

Dated the 22 day of November, 2002

Crosshill Georgetown Capital L.P.


Per:
-----------------------------
	Authorized Signatory